1 CORPORATE PRESENTATION April 2023 Exhibit 99.2

2 Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding potential for our product candidates to be first-in-class and/or best-in-class; potential for accelerated approval paths; potential for our product candidates to be developed as monotherapies and in combination; potential for azenosertib (ZN-c3) to address large populations with significant unmet need; our development approach for our product candidates, including azenosertib and ZN-d5; plans for and potential benefits of dose optimization, and the anticipated timing of updates on dosing optimization, including timing of declaring a monotherapy RP2D for azenosertib; timing of providing updates on azenosertib program timelines and potential paths to registration; timing of preclinical and clinical program updates; the potential unmet need in a particular indication and/or patient population; potential for combinations including our product candidates and the potential benefits thereof; the target profiles and potential benefits of our product candidates and their mechanisms of action, including as a monotherapy and/or in combination; our belief that we have strengthened our clinical development plans, including for azenosertib; clinical and regulatory progress of our product candidates, including the estimated timing of IND-enabling studies, enrollment, initiation of clinical trials and data announcements; the market opportunities for and market potential of our product candidates; timing of providing preclinical rationale for our Cyclin E1 enrichment strategy for azenosertib; the potential of Cyclin E1 as a predictive marker for azenosertib treatment; timing of advancement of our preclinical programs, including BCL-xL and protein degrader programs; our anticipated milestones, as well as statements that include the words “design,” “estimate,” “expect,” “may,” “milestone,” “opportunity,” “plan,” “potential,” “strategy,” “to come,” “will” and similar statements of a future or forward-looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; interim, initial, “topline”, and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; our plans, including the costs thereof, of development of any companion diagnostics; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. ZENTALISTM and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’ product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. Forward-Looking Statements and Disclaimer

# Company Overview

**Lead Program: Wee1i azenosertib potentially first- and best-in-class**

- Monotherapy in multiple biomarker enriched populations enrolling
  - Enriched patient populations including Uterine Serous Carcinoma (USC), Cyclin E1 driven and post-PARP progression
- Investigating highly synergistic combinations, including BRAF/MEK inhibitors in BRAF mutant metastatic colorectal cancer and PARP inhibitors in high grade serous PARP resistant ovarian cancer
- Fast Track designation granted in USC

**BCL-2 inhibitor ZN-d5: broad applicability as anti-apoptotic target; potential as monotherapy and in combination**

- Single agent activity in AL amyloidosis
- Potential combinations including with azenosertib in AML

**BCL-xL heterobifunctional degrader for liquid and solid tumors (preclinical)**

**Additional discovery programs against validated cancer targets**

**Integrated Discovery to Clinical Engine: 4 FDA-cleared INDs within 5 years**

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# Advancing Focused Pipeline with Multiple Clinical Opportunities

| COMPOUND | INDICATION | DEVELOPMENT APPROACH | PRECLINICAL | EARLY CLINICAL DEVELOPMENT | LATE CLINICAL DEVELOPMENT | STATUS / EXPECTED MILESTONES |
|---|---|---|---|---|---|---|
| **Azenosertib (ZN-c3) Wee1 Inhibitor** | Uterine Serous Carcinoma | Monotherapy | | | | FDA Fast Track Designation |
| | Dose Optimization for Solid Tumors | Monotherapy | | | | Update on azenosertib dosing 1H 2023 including RP2D |
| | Cyclin E1 Driven Ovarian Cancer | Monotherapy | | | | Enrolling; preclinical update presented at AACR 2023 |
| | PARP Resistant Ovarian Cancer | Azenosertib alternating with niraparib or concurrent with niraparib | | gsk | | Enrolling |
| | Ovarian Cancer | + Multiple Chemotherapy Backbones | | | | Enrolling; Phase 1 dose escalation results in 1H 2023 |
| | Osteosarcoma | + gemcitabine | | | | Enrolling |
| | BRAF Mutant Colorectal Cancer | + encorafenib and cetuximab | | Pfizer | | Initiated enrollment in Q1 2023 |
| | Pancreatic Cancer | + gemcitabine | | | | Dana Farber Cancer Institute, funded by SU2C/Lustgarten |
| **ZN-d5 BCL-2 Inhibitor** | AL Amyloidosis | Monotherapy | | | | Provide clinical data and declare RP2D for monotherapy 2H 2023 |
| | NHL | Monotherapy | | | | Continues to enroll |
| | AML | + azenosertib | | | | Provide preliminary data from clinical trial 2H2023 |
| **BCL-xL Degrader** | Solid Tumors and Heme Malignancies | | | | | Declared development candidate; IND enabling activities initiated |

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Wee1 Inhibitor Azenosertib (ZN-c3)

Azenosertib (ZN-c3): Wee1 Inhibitor

# Wee1: A Critical Cell Cycle Regulation Target


G2/M Checkpoint
P
P
Tyr15
Wee1
CDK1
Cyclin B1
M
G2
G1
S
Mitosis Exit
P
P
Tyr15
Wee1
CDK1
Cyclin B1
G1/S Checkpoint
P
P
Tyr15
Wee1
CDK2
Cyclin A/E1

- Wee1 is a protein kinase that inhibits the activity of both CDK1 and CDK2 kinases and is involved in the regulation of G1/S, G2/M, and M phase cell cycle checkpoints
- Wee1 plays an important role during normal cell cycle progression but also in response to DNA damage and interacts with DNA damage response (DDR) pathways

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Azenosertib (ZN-c3): Wee1 Inhibitor

# Wee1 Inhibition by Azenosertib Forces Cancer Cells to Proceed into Mitosis



M
G2/M Checkpoint
P
Wee1
Tyr15
CDK1
Cyclin B1
Mitosis Exit
P
Wee1
Tyr15
CDK1
Cyclin B1
G2
G1
S
G1/S Checkpoint
P
Wee1
Tyr15
CDK2
Cyclin A/E1

- Wee1 inhibition causes cancer cells to proceed into mitosis without being able to repair damaged DNA, resulting in premature mitotic entry and apoptosis [1]
- Wee1 inhibition also increases replication stress by inducing aberrant firing of replication origins and depletion of nucleotide pools [1]

1. Kok, *et al.* Overexpression of Cyclin E1 or Cdc25A leads to replication stress, mitotic aberrancies, and increased sensitivity to replication checkpoint inhibitors. *Oncogenesis* 9, 88 (2020)

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Azenosertib (ZN-c3): Wee1 Inhibitor

# Structure-Based Drug Design (SBDD) Led to the Discovery of a Highly Potent and Selective Wee1 Inhibitor Azenosertib with Improved ADME Properties



ZN-c3

| azenosertib potency and ADME | |
|---|---|
| Wee1 $IC_{50}$ | 3.8 nM |
| H23 $IC_{50}$ | 103 nM |
| A427 $IC_{50}$ | 75 nM |
| Log *D* | 2.4 |
| *h*PPB | 66% |
| *h*Hep | <18 mL/min/kg |
| solubility | > 2000 µM |
| CYP3A4 | 7 µM |
| hERG | > 30 µM |


Electron-deficient pyrimidine interacts with Phe433 via π–π stacking
Hydrogen bonding with the Wee1 gatekeeper Asn376
Asn376
Tyr378
Cys379
Ile305
Phe310
Effective bidentate hydrogen-bond interactions with the hinge element
Allyl occupying a lipophilic pocket formed by Ala326, Ile327, Lys328, and Asn376
Sandwiched between Gly382 and Ile305 (CH-π). Additional π–π interactions with Tyr378
Hydrogen bonding to the Ile305 backbone carbonyl. Important for ADME properties
Chiral OH engaged in polar interactions with Asn431 and Ser430
Ethyl CH-π interactions with Phe310 of the G-loop

Huang, PQ; *et al.* J. Med. Chem. **2021**, *64*, 13004-13024

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Azenosertib (ZN-c3): Wee1 Inhibitor

# Azenosertib: Significant Market Opportunity Across a Broad Range of Solid and Liquid Tumors

| Indication | Incidence Estimates (US+EU) | Development Approach |
|---|---|---|
| Ovarian Cancer | 46,700 [1] | Strategic commitment to patients with multiple ongoing studies in monotherapy and combination settings |
| High Grade Serous Ovarian Cancer (HGSOC) (75% of Ovarian Cancer) | 35,000 [2] | Ongoing study combining azenosertib with common chemotherapy backbones in platinum resistant populations. Additional ongoing study examining PARP inhibition in PARP resistant populations with GSK |
| Cyclin E1 Driven Ovarian Cancer (~25% of HGSOC) | 8,800 [3] | Ongoing biomarker study with monotherapy regimen exploring high Cyclin E1 protein expression and CCNE1 gene amplification |
| Other Cyclin E1 Driven Solid Tumors | 80,000+ [3] | Potential follow-on opportunities including prostate, lung, breast, etc. |
| Uterine Serous Carcinoma | 10,100 [4] | Fast track designation monotherapy program |
| Colorectal (BRAF mutant) | 36,300 [5] | Initiated enrollment of azenosertib + BEACON regimen in Q1 2023 as part of Pfizer development partnership |
| Osteosarcoma | 4,300 [6] | Azenosertib + gemcitabine combination. Initial data readout at 2022 CTOS Conference |
| Pancreatic Cancer | 108,000 [7] | Azenosertib + gemcitabine combination. Potential to demonstrate POC via investigator sponsored trial at Dana Farber. |
| AML | 25,600 [8] | Combine azenosertib with ZN-d5, BCL-2 inhibitor |

1. Cancer of the Ovary - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/ovary.html for US and ECIS - European Cancer Information System for EU (applying EU27 female population to incidence cited) 2. Ovarian Cancer Research Alliance. Retrieved November 4, 2022. https://ocrahope.org/2021. 3. Chen at al Mol Cell Proteomics. 2019 Aug 9:18(8 suppl 1):S15-S25 and TCGA dataset 4. Trastuzumab for Rare Form of Endometrial Cancer. (2020, August 13). National Cancer Institute. https://www.cancer.gov/news-events/cancer-currents-blog/2020/endometrial-cancer-usc-her2-trastuzumab (US only). 5. Cancer of the Colon and Rectum - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/colorect.html and ECIS - European Cancer Information System and applying estimated BRAF V600E proportion. 6. Cancer of the Bones and Joints - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/bones.html and Annals of Oncology, VOLUME 32, ISSUE 12, P1520-1536, DECEMBER 01, 2021 7. Cancer of the Pancreas - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/pancreas.html and ECIS - European Cancer Information System 8. Acute Myeloid Leukemia - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/amyl.html and Acute Myeloid Leukaemia: Mapping the Policy Response to an Acute Cancer in France, Germany, Italy, Spain, and the UK. (2019). The Economist Intelligence Unit.

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Uterine Serous Carcinoma Azenosertib (ZN-c3)

Azenosertib (ZN-c3): USC

# Unmet Need in Uterine Serous Carcinoma is Significant

## UNMET NEED

- USC is an aggressive form of endometrial cancer that accounts for 10-15% of all endometrial cancers[1]
- The 5-year survival for late-stage is approx. 41% compared to 75% in women with the most common form of endometrial cancer[2]
- USC is responsible for ~40% of endometrial cancer deaths[3]



100%
50%
0%
New Cases
Deaths
USC
Endometrial

## UNIQUE BIOLOGY

- USC is molecularly distinct from endometrial cancer with frequent alterations in p53 (90%), CCNE1 (25%) and HER2 (25%)[4]
- High amounts of oncogene-driven replicative stress
- Wee-1 is a validated target in USC with reported ORR of 29.4% and a PFS6 rate of 47.1% with adavosertib[5]

## COMPETITIVE LANDSCAPE

- Current standards of care for USC:
  - First line: Platinum based chemotherapy
  - Second line: Pembro + Lenvatinib
  - Third Line: No specific recommendations, single-agent chemotherapy (4-9%) and some limited use of bevacizumab[6]
- There is a high need for a therapeutic option in later line patients after prior platinum containing chemotherapy and pembrolizumab + lenvatinib treatment
- Azenosertib is potentially a first-in-class treatment option for USC

**Azenosertib's emerging efficacy and tolerability profile show promise in addressing unmet need in USC**

1. https://www.cancer.gov/news-events/cancer-currents-blog/2020/endometrial-cancer-usc-her2-trastuzumab 2. Boruta DM II, Cancer 101:2214-2221, 2004. 3. McGunigal M. Int J Gynecol Cancer 27:85-92, 2017.
4. Cancer Genome Atlas Research Network, Kandoth C. Nature 497:67-73, 2013. 5. Liu J. J Clin Oncol 39, 14:1531-1539, 2021. 6. CancerMPact, Future Trends and Insights Endometrial cancer June 2021; data on file.

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12 ZN-c3-001: Summary of Clinical Activity – Meaningful and Durable Responses Seen in USC Best Overall Response N = 11†; n (%) Complete Response (unconfirmed)* 1 (9.1) Partial Response (confirmed) 2 (18.2) Stable Disease 7 (63.6) ≥ 12 weeks 4 (36.3) < 12 weeks 3 (27.3) Progressive Disease 1 (9.1) Overall Response Rate (95% CI = 6.0%, 61.0%) 3 (27.3) DCR (CR + PR + SD) (95% CI = 58.7%, 99.8%) 10 (90.9) Median Duration of Response 5.6 months mPFS 4.2 months Best Overall Response and Reduction of Target Lesions ** Prior pembrolizumab + lenvatinib use 4.3% 2.9% -2.9% -3.1% -3.3% -4.7% -6.7% -14.4% -43.3% -48.9% -100.0%-100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% PD PR SD PD SD SD SD SD SD SD PR PR uCR ** ** ** ** ** ** ** * Best overall response for this subject is PR. † N=11 subjects with measurable disease and at least 1 post-baseline tumor assessment. At time of data cutoff 2 SDs were ongoing on study DCR=disease control rate; uCR=unconfirmed complete response. Meric-Bernstam et al. Presentation at American Association for Cancer Research 2022 Meeting. Safety and clinical activity of single-agent azenosertib, an oral Wee1 inhibitor, in a Phase 1 trial in subjects with recurrent or advanced uterine serous carcinoma (USC). Data cutoff January 21, 2022. Azenosertib (ZN-c3): USC

13 85.7 64.3 42.9 42.9 28.6 28.6 21.4 14.3 14.3 14.3 14.3 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 14.3 020406080100 Nausea Vomiting Fatigue Diarrhea Decreased Appetite Dehydration Anaemia Thrombocytopenia Weight Decreased Dizziness Headache Neutropenia Leukopenia Dysgeusia Abdominal pain Rash Hypoalbuminaemia Oedema Peripheral Blood Alkaline Phosphatase Increased Constipation Chills Hepatic Enzyme Increased Tachycardia Onychomadesis Dyspepsia All Grades (All AEs) Grade ≥ 3 (All AEs) 60.5 32.6 46.5 37.2 14.0 7.0 9.3 7.0 7.0 4.7 2.3 7.0 4.7 4.7 4.7 2.3 2.3 2.3 7.0 9.3 7.0 9.3 7.0 4.7 2.3 2.3 2.3 2.3 20 40 60 80 100 All Grades (Related AEs) Grade ≥ 3 (Related AEs) Azenosertib Continues to Show Favorable Tolerability Profile in Monotherapy USC Setting 1. Presented at AACR 2022 by F. Meric-Bernstam September 14, 2022 Dataset Treatment Related Adverse Events n=43 January 21, 2022 Dataset Treatment Related Adverse Events 1 n=14 Patients with Adverse Events (%) Azenosertib (ZN-c3): USC

Dose Optimization Azenosertib (ZN-c3)

15 Azenosertib: Multiple PRs Across Tumor Types as Monotherapy AmVate 300 Ovar 300 Panc 350 Pros 350 Panc 450 CRC 350 SCLC 450 RCC 300 Ovar 300 Brea 350 CRC 350 CRC 300 USC 300 CRC 350 USC 300 CRC 300 NSCLC 300 Gast 350 Panc 400 450 CRC 300 Ovar 350 CRC 300 USC 300 USC 300 LeiS 350 CRC 350 LeiS 300 CRC 300 USC 300 USC 350 USC 350 NSCLC 450 CRC 350 Ovar 70% 60% 50% 40% 30% 20% 10% 0% -10% -20% -30% -40% -50% -60% -70% PD PR PD, 63 PD, 46 PD, 32 PD, 31 PD, 27 PD, 25 PD, 23 PD,17 PD, 13 PD, 10 PD, 8 SD, 5 SD4, 0 CPD, 4 PD, 3 SD+, 2 PD, 0 PD, -1 SD, -1 SD, -2 SD+, -5 SD+, -5 SD, -10 SD, -18 SD+, -22 PD, -24 uPR+, -33 cPR+, -43 cPR+, -49 cPR, -49 cPR, -51 cPR+, -69 Inv Dec, 0 SD, 0 Waterfall as of 05/15/2021; 3 subjects with no treatment scans (CRC, USC, Pancreas), and experienced clinical progressive disease (CPD) + denotes treatment ongoing. Newly reported uPR in USC is included. ORR based on radiographic responses. Both uPRs reported at AACR 2021 as of 03/15/2021 in USC were confirmed. ZN-c3-001 Dose Escalation and Expansion – 300mg QD and Above Dose Cohorts Best % Change in Target Lesion Size and Best Overall Response Azenosertib (ZN-c3): Wee1 Inhibitor

Azenosertib (ZN-c3): Wee1 Inhibitor

# Optimizing the Therapeutic Index of Azenosertib

- Only set dose of azenosertib has been in USC (004 trial) at 300mg QD continuous daily dosing
  - Monotherapy activity demonstrated
  - Well tolerated safety profile
- From 300mg QD dosing, we will examine pushing the therapeutic index for monotherapy dosing across three trials as this represents the fastest path to regulatory approval considerations and meaningful clinical evidence
- Our experience to date (>200 patients) is that exposure and maintenance of exposure drives efficacy (both response and duration of response)
- Alternative dosing to date (>60 patients):
  - Less dose interruptions and modifications

Dosing update planned 1H 2023


Amount of Drug in Blood
Maximum Well-Tolerated Dose
Therapeutic Index
Minimal Effective Dose

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Azenosertib (ZN-c3): Wee1 Inhibitor

Azenosertib: Intermittent Dosing Increases Efficacy and Maintains Tolerability in Ovarian Cancer Models

OVCAR3 Model


Vehicle qd × 24
ZN-c3 60 mg/kg qd × 24
ZN-c3 80 mg/kg (qd × 5, 2 d off)
ZN-c3 90 mg/kg (qd × 4, 3 d off)
ZN-c3 100 mg/kg (qd × 4, 3 d off)
Tumor Volume (mm³)
2000
1600
1200
800
400
0
-1
2
5
8
11
14
17
20
23
26
Days Post Treatment Initiation
Continuous dosing
5d on, 2d off
4d on, 3d off
4d on, 3d off
Body Weight Change (%)
30
20
10
0
-10
-20
-30
Days Post Treatment Initiation

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Azenosertib (ZN-c3): Wee1 Inhibitor

# Decreases in p-CDK1 Show Target Engagement for Wee1 Inhibition

## Confirmation of Wee1 Target Engagement in Surrogate Tissue [1]

1. CDK1 phosphorylation (p-CDK1) is mediated by Wee1
2. Inhibition of Wee1 will lead to inhibition of p-CDK1
3. Skin biopsies were performed at baseline and on treatment to verify p-CDK1 levels and level of target engagement of Wee1



1 CDK1 phosphorylation by Wee1
Azenosertib
Wee1
2 p-CDK1 inhibition
Y15
CDK1
3 Skin Biopsy

## Decreases in p-CDK1 at Baseline vs on Treatment



p-CDK1 = Brown Staining (subject with cPR)
Basal epidermis
Sebaceous gland
Arrector pili muscle
Bulge
Sweat gland
Hair bulb
Follicular papilla
Hair bulb
40x
-100%
-99%
Baseline
On Treatment

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1. Chalasani, P; *et al.* 526P Pharmacodynamic evidence for WEE1 target engagement in surrogate and tumor tissues from a phase I study of the WEE1 inhibitor ZN-c3. Annals of Onc. **2021**, 526P

18

19 Azenosertib: PK/PD Correlation Shows Active Target Engagement • Inhibition of p-CDK1 demonstrated Wee1 target engagement • Increase in dose / drug exposure directly related to Wee1 target engagement • ≥300 mg QD showed highest AUC, with excellent target engagement and p-CDK1 levels decreased at least by 50% Wee1 Target Engagement AUC0-24 hr (ng*h/mL) p -C D K 1 ( % in h ib it io n ) M or e W ee 1 T ar ge t E ng ag em en t 0 5000 10000 15000 20000 -100 -50 0 50 100 Average drug exposure at 300 mg QD Higher Drug ExposureSubjects with PR Target engagement (50%) 1. Chalasani, P; et al. 526P Pharmacodynamic evidence for WEE1 target engagement in surrogate and tumor tissues from a phase I study of the WEE1 inhibitor ZN-c3. Annals of Onc. 2021, 526P Azenosertib (ZN-c3): Wee1 Inhibitor

Biomarker Approach: Cyclin E1 Driven Cancers Azenosertib (ZN-c3)

Azenosertib (ZN-c3): Cyclin E1

# High Cyclin E1 Expressing Cancer Cells are Highly Sensitive to Wee1 Inhibition


M
G2/M Checkpoint
P
Wee1
Tyr15
CDK1
Cyclin B1
G2
G1
S
Mitosis Exit
Wee1
Tyr15
CDK1
Cyclin B1
G1/S Checkpoint
Wee1
Tyr15
CDK2
Cyclin E1
Cyclin E1
High Cyclin E1 Protein Expression

- High Cyclin E1 protein expression accelerates G1/S signaling, which cause high levels of replicative stress [1]
- Wee1 inhibition further drives replicative stress, causing mitotic catastrophe and cell death

1. Kok, *et al.* Overexpression of Cyclin E1 or Cdc25A leads to replication stress, mitotic aberrancies, and increased sensitivity to replication checkpoint inhibitors. *Oncogenesis* 9, 88 (2020)

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Azenosertib (ZN-c3): Cyclin E1

# Cyclin E1 Overexpression Sensitizes Isogenic HGSOC Cell Lines to Azenosertib


KURAMOCHI
OV90
COV362
Vec.
Cyclin E1
Cyclin E1
ACTIN
ACTIN
γH2AX
40
40

- Cyclin E1 over expression induced by lentiviral transduction was confirmed by Western Blot
- Cyclin E1 over expression significantly increases gamma H2AX in all cell lines, suggesting that Cyclin E1 over expression can induce DNA damage response


Azenosertib Response
GR50 (μM)
IC50 (μM)
0.6
0.4
0.2
1.00
0.75
0.50
0.25
0.00
Vec.
Cyclin E1
KURAMOCHI
OV90
COV362

- Cyclin E1 over expression sensitizes HGSOC cell lines to azenosertib by further decreasing growth rate and cell viability compared to control vector (Vec) cell lines
- GR50 and IC50 of azenosertib were determined by CellTiter-Glo assay and the GR calculator

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Company research as presented at AACR 2023
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Azenosertib (ZN-c3): Cyclin E1

# Increased Synergy Between Azenosertib and Chemotherapy is Observed in Cyclin E1$^{high}$ HGSOC *in vitro* and *in vivo*



Azenosertib Concentration (μM)
Oxaliplatin
Paclitaxel
Gemcitabine
Loewe synergy
30
20
10
0
-10
-20
synergistic
antagonistic



OVCAR3 Cyclin E1$^{high}$
Vehicle
Azenosertib 60 mg/kg qd
Paclitaxel 5 mg/kg
(4d on, 3d off)
Paclitaxel + Azenosertib
Tumor Volume (mm³)
TGI 68%
TGI 74%
TGI 104%
Tumor Regression
Days Post Treatment Initiation

- Cyclin E1$^{high}$ OVCAR3 cells show greater synergistic effects (Loewe synergy score > 10 is synergistic, Loewe synergy score <10 is antagonistic) in all chemotherapy and azenosertib combinations than Cyclin E1$^{low}$ OV90 and TYK-nu cells (calculated following SynergyFinder guidelines, see https://synergyfinder.org)

- NOD/SCID mice bearing OVCAR3 tumors were treated with azenosertib orally every day and paclitaxel intraperitoneally as a single agent or in combination as indicated
- All treatments were well tolerated

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Company research as presented at AACR 2023

23

24 CCNE1 Gene Amplification is Associated with Poor Prognosis and Chemotherapy Response Across Tumor Types 1. Liu, J. et al., Cell, 2018, 173, 400-416; (figure generated using cBioPortal.org, see Cerami et al. Cancer Discovery. 2012 2; 401 and Gao et al. Sci. Signal. , 2013, 6, pl1). 2. Huang, X. et al., Frontiers in Oncology, 2020, 10, Article 583314, 1-16 3. Stronach, E., et al., Molecular Cancer Research, 2018, 1103-1111. TCGA Pan Cancer Atlas 1 Triple Negative Breast Cancer (TNBC) 2 Carboplatin-treated Ovarian Cancer 3 CCNE1 amplified (N=410) CCNE1 not amplified (N=10,305) Log-rank test p-value=1.06 10-13 CCNE1 amplified (N=4) CCNE1 not amplified (N=50) CCNE1 amplified (N=47) CCNE1 not amplified (N=201) Azenosertib (ZN-c3): Cyclin E1

25 High Cyclin E1 Protein Expression is Associated with Increased Sensitivity to Azenosertib in Ovarian Cell Lines 1. Azenosertib sensitivity is assessed by CellTiter Glo after 96 hours of culture. Data represent an average of at least 2 independent studies. Protein expression was assessed by Western Blot and is representative of 2 independent experiments. 2. Cyclin E1 was over-expressed in SKOV3 by lentivirus transduction followed by puromycin selection. Empty vector control was generated simultaneously. Azenosertib Sensitivity and Cyclin E1 Protein Expression 1 Azenosertib Sensitivity in SKOV3 High Expressing Cyclin E1 2 • Ovarian cell lines with high Cyclin E1 protein expression are more sensitive to azenosertib • High Cyclin E1 protein expression sensitizes the low-sensitive cell line SKOV- 3 to azenosertib Pr ot ei n ex pr es sio n (a rb itr ar y un its ) 0 1 2 3 4 5 6 7 OV90 KURAMOCHI TYK-nu OVCAR3 ZN-c3 sensitivity Protein expression az en os er tib se ns iti vi ty - IC 50 (µ M ) Azenosertib (ZN-c3): Cyclin E1

26 CCNE1 Gene Amplification is Associated with Poor Prognosis and Chemotherapy Response Across Tumor Types Carboplatin-treated Ovarian Cancer 3 SKOV3 CCNE1 not amplified, TP53 mut HCC1806 CDX CCNE1 amp (CN=7), TP53 mut OVCAR3 CDX CCNE1 amp (CN=14) TGI(80 mpk, Day 28) = 88%TGI(80 mpk, Day 28) = 63.5%TGI(80 mpk, Day 28) = 51.5% 2 5 8 11 14 17 20 23 -30 -20 -10 0 10 20 30 Days Post Treatment Initiation B od y W ei gh t C ha ng e (% ) Vehicle qd × 21 ZN-c3 80 mg/kg qd × 21 Days Post Treatment Initiation -1 2 5 8 11 14 17 20 23 0 400 800 1200 1600 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Vehicle qd × 21 ZN-c3 80 mg/kg qd × 21 Days Post T ent Initiation Days Post Grouping (Day) Days Post Treatment Initiation Days Post Grouping (Day) Days Post Grouping (Day) Azenosertib (ZN-c3): Cyclin E1

27 Moving Forward with Cyclin E1 patient enrichment in HGSOC: Revised ZN-c3- 005 Study Design CCNE1 Amp azenosertib monotherapy at doses and schedules deemed well tolerated in ZN-c3-001 azenosertib monotherapy Cohort A CCNE1 Amp PH 1b / SAFETY LEAD-IN PH 2 EXPANSION Cohort B CCNE1 Non-amp High Cyclin E1 Expression Platinum-resistant HGSOC 1-3 prior lines (prior bevacizumab required) Azenosertib (ZN-c3): Cyclin E1

Azenosertib (ZN-c3): Ovarian

# Platinum-Resistant/Refractory Ovarian Cancer Remains an Unmet Need

## UNMET NEED

- Platinum-resistant and -refractory ovarian cancer represents a high unmet need
- It is associated with a poor prognosis and limited treatment options
  - ORR of 11.8% with standard of care[1] for platinum-resistant patients
- Improvement in efficacy with acceptable safety profile would make a meaningful difference for patients

## PATIENT POPULATION

- In 2022, the total number of drug-treatable second line platinum-resistant ovarian cancer patients is estimated to be >14,000 in the United States, EU5 and Japan[2]



Drug-Treatable Patients by Region: 2022
8,000
4,000
0
U.S.
EU5
Japan

## COMPETITIVE LANDSCAPE

- Current standard of care for second line platinum-resistant ovarian patients is single-agent chemotherapy ± bevacizumab[3]
- Ongoing pivotal trials focus on novel MOAs, including ADCs, and combinations with either PARPi or chemotherapy[3]
- Azenosertib is potentially a first-in-class treatment option that works synergistically with other anticancer therapies

**Azenosertib's efficacy and tolerability profile are well-positioned for the platinum-resistant/refractory ovarian population**

1. Pujade-Lauraine et al. J Clin Oncol 2014; 32:1302-1308; AURELIA study
2. Decision Resources Group; data on file.
3. CancerMPact Treatment Architecture Ovarian cancer July 2021; data on file.

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29 ZN-c3-002: Summary of Clinical Activity Summary of Clinical Activity (All Cohorts) Group N Evaluable* (n) PR/uPR (n) SD (n) PD (n) DCR (%) ORR (%) Azenosertib + Paclitaxel 9 8 5 3 – 100 62.5 Azenosertib + Carboplatin 17 11 5 4 2 81.8 45.5 Azenosertib + PLD 30 24 3 17 4 83.3 12.5 Total 56 43 13 24 6 86.0 30.2 Pasic, et al. Poster Presented at American Association for Cancer Research Annual Meeting (2022): Abstract CT148: A phase 1b dose-escalation study of ZN-c3, a WEE1 inhibitor, in combination with chemotherapy (CT) in subjects with platinum-resistant or refractory ovarian, peritoneal, or fallopian tube cancer. Measurable disease per Response Evaluation Criteria in Solid Tumors (RECIST), version 1.1 * Patients with measurable disease and at least one post-baseline scan Of evaluable subjects, ORR is percentage with PR/uPR; DCR = disease control rate, percentage of ORR + SD; uPR = unconfirmed partial response Data cutoff January 28, 2022 Azenosertib (ZN-c3): Ovarian

30 55.4 48.2 41.1 37.5 35.7 35.7 28.6 21.4 19.6 17.9 16.1 14.3 14.3 14.3 12.5 8.9 8.9 8.9 8.9 7.1 7.1 7.1 7.1 5.4 5.4 5.4 5.4 5.4 5.4 5.4 5.4 7.1 35.7 17.9 8.9 8.9 5.4 3.6 1.8 7.1 5.4 5.4 10.7 5.4 3.6 1.8 3.6 1.8 5.4 1.8 020406080100 Nausea Neutropenia Thrombocytopenia Anaemia Vomiting Fatigue Diarrhoea Hypoalbuminaemia Leukopenia Abdominal pain Hypokalaemia Alanine Aminotransferase Increased Lymphopenia Hypomagnesaemia Pain (any) Gamma-glutamyltransferase Increased Aspartate Aminotransferase Increased Pyrexia Headache Ascites Weight Decreased Blood Alkaline Phosphatase Increased Dyspnoea Small Intestinal Obstruction Decreased Appetite Muscle Spasms Face Oedema Dyspepsia Hyponatraemia Cough COVID-19 All Grades (All AEs) Grade ≥ 3 (All AEs) 48.2 41.1 37.5 26.8 30.4 23.2 16.1 5.4 16.1 3.6 1.8 14.3 3.6 3.6 3.6 7.1 5.4 3.6 1.8 1.8 1.8 3.6 3.6 3.6 3.6 1.8 1.8 5.4 32.1 17.9 7.1 7.1 3.6 1.8 7.1 1.8 10.7 1.8 1.8 1.8 1.8 20 40 60 80 100 All Grades (Related AEs) Grade ≥ 3 (Related AEs) ZN-c3-002: TEAEs ≥5% for All Patients (N=56) Adverse Events January 28, 2022 data cutoff. Pasic, et al. Poster Presented at American Association for Cancer Research Annual Meeting (2022): Abstract CT148: A phase 1b dose-escalation study of ZN-c3, a WEE1 inhibitor, in combination with chemotherapy (CT) in subjects with platinum-resistant or refractory ovarian, peritoneal, or fallopian tube cancer Related AEsTEAEs Azenosertib (ZN-c3): Ovarian

PARP-Refractory Ovarian Cancer Azenosertib (ZN-c3)

Azenosertib (ZN-c3): PARP Combinations

# Azenosertib + PARP Inhibitor Combinations are Active in both Ovarian CDX and TNBC PDX Models


OVCAR3 Model
TGI
Tumor Volume (mm³)
Days Post Treatment Initiation
Body Weight
Body Weight Change (%)
Days Post Treatment Initiation
Vehicle qd
ZN-c3 60 mg/kg, 5 on/2 off
ZN-c3 60 mg/kg, 7 on/7 off
Niraparib 35 mg/kg, 7 on/7 off
Niraparib 35 mg/kg 5 on/2 off + ZN-c3 60 mg/kg 5 on/2 off (concurrent)
Niraparib 35 mg/kg 7 on/7 off + 60 mg/kg ZN-c3 7 off/7 on (sequential)


TNBC Model
TGI
Tumor volume (mm³)
Vehicle
ZN-c3 60 mg/kg, dosed at 5/2
Niraparib 35 mg/kg, dosed at 5/2
ZN-c3 60 mg/kg + Niraparib 35 mg/kg, dosed at 5/2
Days Post Treatment
Body Weight
% Body Weight Change
Days Post Treatment

- Combination of PARP and Wee1 inhibitors in TNBC results in synergistic cell killing in preclinical models with either BRCA1 mutations or high levels of cyclin E1 [1]
- The combination of azenosertib and niraparib shows efficacy in both ovarian and TNBC in vivo models
- Preclinically, sequential administration of PARP and azenosertib is efficacious but is better tolerated than concurrent based on body weight loss
- Wee1 inhibition may broaden the application range of PARP inhibitors in ovarian cancer and TNBC, consistent with results from the EFFORT [2] and STAR trials [3]

1. Chen X Cancers (Basel). 2021 Apr 1;13(7):1656
2. Westin, S.; J Clinical Oncology, 39, N15 (Supplement). 2021, 5505.
3. Yap T. Eur J Cancer. Vol 174 (Supplement 1), S7: 2022.

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33 Key Eligibility: • Recurrent high-grade epithelial ovarian, primary peritoneal, or fallopian tube cancer (serous, clear cell or endometrioid). • Prior therapy: 1 – 5 prior lines for advanced/metastatic disease • Disease progression while taking a PARPi as maintenance treatment (minimum of 3 months of treatment required). Primary Endpoint • Determine MTD/RP2D and optimal administration schedule 3+3 dose escalation design ZN-c3-006: Phase 1/2 Study of Azenosertib In Combination with Niraparib in Patients with PARP-Resistant Ovarian Cancer KEY ELIGIBILITY PHASE 1: SAFETY LEAD-IN azenosertib + niraparib administered concurrently azenosertib + niraparib administered in an alternating schedule Azenosertib (ZN-c3): PARP Combinations

BRAF Metastatic Colorectal Cancer Azenosertib (ZN-c3)

35 Preclinical Data Supports the Combination of Azenosertib with Encorafenib and Cetuximab: BEACON REGIMEN • Oncogene-induced replication stress in mutationally driven cancers such as BRAF mutant colorectal cancer leads to DNA damage and genomic instability • Oncogene activation disrupts replication regulation leading to slow and stalled replication forks and other defects and leads to DNA damage • Dependency of cancers with replication stress on Wee1 signaling provides a mechanistic basis for synergy with EGFR/BRAF inhibition • Addition of azenosertib to the BEACON regimen is well tolerated and provides superior efficacy in an in vivo model of BRAF mutant CRC LS411N -1 2 5 8 11 14 17 20 0 250 500 750 1000 1250 1500 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) SOC Vehicle A qd × 21 Encorafenib 20 mg/kg qd × 21 Cetuximab 15 mg/kg BIW × 3 ZN-c3 60 mg/kg qd × 21 Cetuximab 15 mg/kg BIW × 3 + Encorafenib 20 mg/kg qd × 21 ZN-c3 60 mg/kg qd × 21 + Encorafenib 20 mg/kg qd × 21 + Cetuximab 15 mg/kg BIW × 3 Days Post Treatment Initiation 2 5 8 11 14 17 20 -30 -20 -10 0 10 20 30 B od y W ei gh t C ha ng e (% ) Days Post Treatment InitiationDays Post Treatment Initiation LS411N (BRAF mutant CRC) Azenosertib (ZN-c3): BRAF mCRC

Azenosertib (ZN-c3): BRAF mCRC

# BRAF mCRC Study in Collaboration with Pfizer

## Large Patient Population...

- Up to 21% of mCRC patients have BRAF mutations (~15,000 patients per year, U.S.) with over 90% V600E[1]
- Testing for BRAF mutations is routine, providing opportunity to identify patients

## With Significant Unmet Need

- Median OS in BRAF mutant CRC patients <1 year, vs. BRAF WT >2 years[2]
- While targeted BRAF inhibition (e.g., vemurafenib) has been successful in melanoma with response rates >80%, this strategy has failed in CRC (OR ~5%) due to innate resistance[3]
- Encorafenib in combination with cetuximab (BEACON) was approved for BRAF V600E mCRC in April 2020 and is now the standard of care

## Phase 1/2, Open-Label, Multi-center Study Of Azenosertib In Adults With Metastatic Colorectal Cancer

Pfizer

### PHASE 1: DOSE FINDING

- Patients with mCRC and documented BRAFV600E mutation
- Disease progression after 1 or 2 previous regimens for metastatic disease
- Prior therapy may include BRAF and/or EGFR directed therapy (e.g. may have progressed after BEACON regimen)

→

Encorafenib
+
Cetuximab
+
Escalating Dose Levels of azenosertib

→

### PHASE 2: DOSE EXPANSION

N: Up to 80 patients

- Phase 1 Endpoints: Safety, tolerability, MTD, RP2D
- Phase 2 Endpoint(s): ORR, DOR, DCR, PFS, TTP

1 Sorbye H, Dragomir A, Sundström M, et al. High BRAF Mutation Frequency and Marked Survival Differences in Subgroups According to KRAS/BRAF Mutation Status and Tumor Tissue Availability in a Prospective Population-Based Metastatic Colorectal Cancer Cohort. PLoS One. 2015;10(6):e0131046. 2 Corcoran et al. Combined BRAF and MEK Inhibition With Dabrafenib and Trametinib in BRAF V600–Mutant Colorectal Cancer. J Clin Oncol (2015) Dec 1; 33(34): 4023-4031
3 Kopetz et al. Encorafenib, Binimetinib, and Cetuximab in BRAF V600E–Mutated Colorectal Cancer. NEJM (2019) 381: 1632-1643 Zentalis maintains full economic ownership and control of azenosertib, apart from Greater China rights (Zentara).

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BCL-2 Inhibitor ZN-d5

ZN-d5: BCL-2 Inhibitor

# BCL-2: A Clinically Validated Oncology Target

- BCL-2 is an anti-apoptotic protein involved in tumor survival and chemo resistance [1]
- The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on the mitochondrial outer membrane [2,3]
- BCL-2 inhibitors may restore the normal apoptosis process, making it an important target for cancer treatments

## Mechanism of Action of BCL-2 Inhibitors [1]


BCL-XL
MCL1
BCL2
BIM
BCL2
BAX
BCL-2i
BCL2
BIM
BCL2
BAX
BIM
BAX
BAX
BAX
Cytochrome c
Apoptosis

1. Konopleva M et al. Cancer Discov. 2016 Oct;6(10):1106-1117
2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012
3. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704

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39 ZN-d5: A Potent BCL-2 Inhibitor Designed with Improved Selectivity for BCL-2 ZN-d5 has 10x Improved Selectivity for BCL-2 vs BCL-xL and Binds With Higher Affinity to BCL-2 Mutants than Venetoclax Compound ID Affinity (Kd, nM) IC50 (nM) BCL-2 Type BCL-2 BCL-xL MCL-1 WT G101V F104L D103Y Venetoclax 0.41 28 >30000 1.3 7.3 8.4 18.3 ZN-d5 0.29 190 >30000 1.4 3.7 1.4 5.0 Compound ID CTG (24 h) IC50 (mM) Venetoclax 0.6 ZN-d5 2.4ZN-d5 Exhibits Potent In Vitro Activity Across Multiple Tumor Cell Lines Compound ID CTG IC50 (nM) ALL MCL DLBCL AML RS4;11 Mino-1 Granta- 519 DOHH-2 Toledo HL-60 Molm-13 MV4-11 Venetoclax 2.9 1.1 161 43 191 26 18 3.8 ZN-d5 5.1 0.1 89 50 92 21 39 5.1 0.0010.010.1110 0 20 40 60 80 Compound [µM] In hi bi tio n (% ) Venetoclax ZN-d5 ZN-d5: Less Human Platelet Toxicity Compared to Venetoclax in an In Vitro Assay • ZN-d5 shows activity in preclinical models of ALL, NHL and AMLZN-d5 shows activity in preclinical models of ALL, NHL and AML Venetoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound ZN-d5: BCL-2 Inhibitor

ZN-d5: BCL-2 Inhibitor

# ZN-d5: May Bind with Higher Affinity to BCL-2 Mutants than Venetoclax

## Mutations in BCL-2 May be Driving Sub-Clonal Pockets of Resistance to Venetoclax in CLL

CLL Progression on Venetoclax

| | CLL Progression | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Best Response** | NR | NR | PR | PR | PR | NR | PR | PR | PR | PR | PR | NR | PR | nPR | PR | PR |
| **Months** | 2 | 4 | 5 | 7 | 8 | 9 | 11 | 13 | 14 | 17 | 18 | 20 | 22 | 22 | 22 | 24 |
| ***BCL2*** | | ■ | | | | | | | | ■ | | | | ■ | ■ | ■ |
| ***PMAIP1*** | | | | | | | | | | ■ | | | | | ■ | ■ |
| ***BAX*** | | | | | | | | | | | | | ■ | | | |
| ***BAD*** | | | | | | | | | | | | | | | | |

| | CLL Progression (continued) | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Best Response** | CRi | PR | PR | nPR | PR | nPR | PR | CR | PR | CR | CR | PR | PR |
| **Months** | 25 | 25 | 27 | 27 | 30 | 36 | 37 | 40 | 44 | 51 | 56 | 57 | 59 |
| ***BCL2*** | | | ■ | ■ | ■ | | ■ | ■ | ■ | ■ | ■ | | ■ |
| ***PMAIP1*** | | | | | | ■ | | | | | | | |
| ***BAX*** | | | | | | | | | | | | | |
| ***BAD*** | | | | | | | | | | | ■ | | |

■ Acquired post-therapy □ No mutation detected

55% (16/29) patients acquired mutations in BCL-2 family members

- 41% (14/29) with mutations in BCL-2
- 21% (6/29) with mutations in PMAIP1 (NOXA), BAX or BAD

Majority (9/14) were detected with BCL-2 mutations after 24 months on venetoclax

- 55% (16/29) of patients with CLL progression

| Compound ID | $IC_{50}$ (nM) BCL-2 Type | | | |
|---|---|---|---|---|
| | WT | G101V | F104L | D103Y |
| Venetoclax | 1.3 | 7.3 | 8.4 | 18.3 |
| ZN-d5 | 1.4 | 3.7 | 1.4 | 5.0 |

*Note: Competition assay for displacing BAK peptide bound to BCL-2*

Source: Chyla, B. ASH Presentation (2019)
Venetoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound.

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41 ZN-d5 Clinical Development Plan • Improved in vitro potency and has 10x improved selectivity for BCL-2 vs BCL-xL compared to venetoclax • Observed to bind with higher affinity to BCL-2 mutants than venetoclax in in vitro assay - Mutations in BCL-2 may be driving sub-clonal pockets of resistance to venetoclax • Preclinical combination data of ZN-d5 + azenosertib (ZN-c3) utilizing novel biology showed synergistic and additive activity across multiple indications in both solid and liquid tumors, often at subtherapeutic doses Ongoing and Planned Clinical Programs Indication Treatment Trial Updates Non-Hodgkin’s Lymphoma ZN-d5 Continues to enroll AL Amyloidosis ZN-d5 Continues to enroll AML ZN-d5 & azenosertib Trial initiated in 4Q 2022 ZN-d5: BCL-2 Inhibitor

ZN-d5: NHL

# ZN-d5: Favorable Early Comparison to Venetoclax in NHL

- ZN-d5 100-1200mg, empty stomach
- Venetoclax 200-1200mg with food
- Early toxicity profile in NHL favorable vs. published venetoclax data [1]
  - Fewer AEs of any Grade, Grade ≥3
  - No TLS observed
  - Venetoclax AEs not dose-dependent

| Adverse Event | Any Grade All Doses (N = 106) | ≤ 400 mg (n = 22) | 600 to 900 mg (n = 33) | 1,200 mg (n = 51) |
|---|---|---|---|---|
| Emergent* | | | | |
| Any event | 103 (97) | 21 (96) | 33 (100) | 49 (96) |
| Nausea | 51 (48) | 9 (41) | 15 (45) | 27 (53) |
| Diarrhea | 48 (45) | 7 (32) | 14 (42) | 27 (53) |
| Fatigue | 44 (42) | 10 (45) | 9 (27) | 25 (49) |
| Decreased appetite | 23 (22) | 4 (18) | 4 (12) | 15 (29) |
| Vomiting | 23 (22) | 5 (23) | 6 (18) | 12 (24) |
| Constipation | 22 (21) | 6 (27) | 7 (21) | 9 (18) |
| Headache | 19 (18) | 2 (9) | 7 (21) | 10 (20) |
| Anemia | 18 (17) | 7 (32) | 6 (18) | 5 (10) |
| Cough | 18 (17) | 7 (32) | 6 (18) | 5 (10) |
| Neutropenia | 18 (17) | 4 (18) | 8 (24) | 6 (12) |
| Back pain | 17 (16) | 3 (14) | 6 (18) | 8 (16) |
| Upper RTI | 17 (16) | 5 (23) | 8 (24) | 4 (8) |



Any AE
Anaemia
Diarrhoea
Nausea
Vomiting
Fatigue
Cough
Upper respiratory tract infections
Decreased appetite
Constipation
Headache
Neutropenia
Back pain
73.9
30.4
55.7
97.2
21.7
8.7
15.1
17.0
13.0
4.3
2.8
45.3
8.7
0
48.1
8.7
0
21.7
4.3
6.6
41.5
4.3
0.9
17.0
4.3
0.9
16.0
0
0.9
21.7
0
1.9
20.8
0
0
17.9
0
11.3
17.0
0
0.9
16.0
TEAEs ZN-d5
N=23
TEAEs venetoclax
N=106
All Grades (All AEs)
Grade >= 3 (All AEs)
All Grades (Venetoclax AEs)
Grade >= 3 (Venetoclax AEs)
100
75
50
25
0
25
50
75
100
Patients with Adverse Events (%)

1. Davids et al, J Clin Oncol 2017;35:826-833; emergent AEs reported in ≥15% of subjects. ZN-d5 results as of 03 Nov 2021 data cutoff. Not a head-to-head study

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ZN-d5: AL Amyloidosis

# ZN-d5 in AL (Primary) Amyloidosis


Symptoms may include:
Fatigue
Shortness of breath
Protein in the urine
Blood Pressure Changes
Dizziness
Weight loss
Stiff heart
Diarrhea/ Constipation
Pain
Kidney Issues
www.amyloidosis.org


63% VGPR/CR [3]
CR
VGPR
PR
SD/NR
PD
34%
29%
5%
26%
5%

- AL Amyloidosis: Deposition of immunoglobulin light chains
  - Clonal plasma cell population secretes misfolding light chain
  - Progressive systemic amyloid accumulation causes widespread organ damage
  - High morbidity and mortality
- Orphan disease
  - Estimated worldwide prevalence is 75,000 [1]
  - About 4k new cases/year in the US [2]
- Not a cancer, but treated like one
  - Agents active in multiple myeloma used in first-line and relapsed/refractory settings
  - Daratumumab only approved therapy, for first-line use with CyBorD
- Relapsed/refractory setting is a high unmet medical need

**AL Amyloidosis study is currently enrolling patients**

1. Zhang et al. Clin Lymphoma Myeloma Leuk. 2019;19(suppl 10):e339
2. Kyle et al, Mayo Clin Proc. 2019;94:465-471
3. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

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ZN-d5: AL Amyloidosis

# BCL-2 Inhibition has Shown Robust Clinical Activity in AL Amyloidosis

- Patients with the t(11;14) translocation have a worse prognosis than the general AL amyloidosis population [1]
- BCL-2 inhibition showed an improved response rate in the t(11;14) cohort with a trend towards better survival

## Best Response in Evaluable Patients


All Patients (n=38)
63% VGPR/CR
34%
29%
5%
26%
5%
CR
VGPR
PR
SD/NR
Progression
Non-t(11;14) Patients (n=10)
30% VGPR/CR
20%
10%
10%
40%
20%
t(11;14) Patients (n=27)
78% VGPR/CR
41%
37%
4%
19%

## OS for All Patients


1.00
0.75
0.50
0.25
0.00
Survival probability
0
6
12
18
24
30
36
Time in months

1. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients.

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Potential Combination of Azenosertib (ZN-c3) and ZN-d5

46 The Combination of BCL-2 and Wee1 Inhibitors Results in Synergy in Several Tumor Models Including AML • ZN-d5 and azenosertib combination represents a novel therapeutic approach • Significant enhancement of activity than single agent in several indications, including AML • Combination regimen was well-tolerated in mice • Zentalis is the only company known to have both inhibitors in clinical development HL-60 AML Model ZN-d5 + Azenosertib (ZN-c3) 0 3 6 9 12 15 18 0 300 600 900 1200 1500 1800 2100 2400 2700 Vehicle ZN-d5 50 mg/kg, qd ZN-c3 60 mg/kg, qd Days Post Treatment Tu m or V ol um e (m m 3 ) ZN-d5 50 mg/kg + ZN-c3 60 mg/kg, qd. Regression: 94% Presented at AACR 2022 by Izadi, H.; et. al. Cancer Res (2022) 82 (12_supplement): 2591.

47 Antitumor Activity in Solid Tumor Models with the ZN-d5 + Azenosertib Combination Represents Market Expansion Opportunities 1. Izadi, H. et. al. Cancer Res (2022) 82 (12_Supplement): 2605. 0 3 6 9 12 15 18 21 0 200 400 600 800 1000 1200 1400 Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-d5 50 mg/kg + ZN-c3 80 mg/kg Days Post Treatment Tu m or V ol um e (m m 3 ) SCLC Model (DMS53)1 Days t t ent TNBC Model (MDA-MB-436) Days Post Treatment NSCLC Model (H146) Days Post Treatment Neuroendocrine Prostate Model (H660) Days Post Treatment ZN-d5 + Azenosertib (ZN-c3)

BCL-xL Protein Degrader

BCL-xL Degrader

# BCL-xL Degrader Background and Rationale

| | Background, Clinical Relevance, and Approach |
|---|---|
| Therapeutic Hypothesis | • BCL-xL is a member of the anti-apoptotic BCL-2 proteins and is clinically validated. [1,2]<br>• Expression of BCL-xL contributes to therapeutic resistance mechanisms. [3,4,5]<br>• Degrading BCL-xL will induce cell death and overcome resistance mechanisms in multiple cancer types, while reducing the possibility of on-target thrombocytopenia. |
| Patient Selection | • Heme malignancies.<br>• Solid tumors. |
| Internal Combination Opportunities | • Azenosertib (ZN-c3; Wee1 inhibitor) and ZN-d5 (BCL-2 inhibitor) |
| Therapeutic Window | • BCL-xL is required for platelet viability and BCL-xL inhibitors (e.g. navitoclax) are dose limited in the clinic due to on-target thrombocytopenia. [6]<br>• A degradation approach with a E3 ligase low expressed in platelets could help mitigate thrombocytopenia. [7,8]<br>• Efficacy may be achieved at lower doses and frequencies due to the catalytic MOA of degraders, further reducing the chance of thrombocytopenia and increasing TI. |
| Chemical Modality | • Heterobifunctional degrader linking BH3-binding moiety. |
| Competitive Landscape | • Multiple inhibitors and one degrader in the clinic (Ph1/2). |



• Growth factor withdrawal
• Developmental signals
• Anti-cancer agents
BH3-only proteins
BCL-2-like proteins
BAX or BAK
Cytochrome c
MOMP
Mitochondrion
APAF1
Procaspase 9
Caspase 9
Procaspase 3 or 7
Caspase 3 or 7
Cell death

**Declared development candidate and initiated IND enabling activities**

1. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704 2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012 3. Rahman SFA et al., Future Oncology, 2020, 16(28) 4. Yue et al., Cnacer Cell Int., 2020, 20(254)
5. cbioportal.org 6. Wilson WY et al., Lancet Oncol., 2010; 11(12):1149-1159 7. Khan et al. Nature Med 12, 1938-1947 (2019) 8. He et al. Nature Comm 11, (2020)

Figure from: Delbridge, A. R. D., et. al. Nat Rev Cancer 16, 99-109 (2016)

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50 BCL-xL IV Degrader is More Efficacious than BCL-xL Inhibitor (Navitoclax) in MOLT4 (T-ALL) Models Navitoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound • BCL-xL degrader demonstrates excellent efficacy in the MOLT4 tumor model (T-ALL) and is well-tolerated at efficacious doses • BCL-xL degrader is more efficacious than Navitoclax -1 2 5 8 11 14 17 20 0 200 400 600 800 1000 1200 1400 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Navitoclax 100 mg/kg PO QD Navitoclax 100 mg/kg PO QW Navitoclax 20 mg/kg IV QW ZN Degrader 4, 20 mg/kg IV QW ZN Degrader 4, 40 mg/kg IV QW Vehicle i ti Days Post Treatment Initiation BCL-xL Degrader

51 Azenosertib Combined with a Low Dose of Navitoclax (BCL-xL Inhibitor) Results in Synergistic Anti-tumor Activity in the T-ALL model MOLT-41 1. Izadi, H.; et. al. Cancer Res (2022) 82 (12_Supplement): 2605. TGI: Tumor Growth Inhibition ALL: Acute Lymphoblastic Leukemia MOLT-4 model is BCL-xL dependent, but is not on BCL-2 Navitoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound • The MOA of the combination of the BCL-xL therapeutic and azenosertib represents a novel approach which results in synergistic anti-tumor activity. • Development of the BCL-xL degrader offers an opportunity to combine with other anti-cancer agents, such as azenosertib. Azenosertib (ZN-c3) + BCL-xL Days Post Treatment Days Post Treatment

Conclusions

# Utilizing the Highly Efficient Integrated Discovery Engine to Generate Potentially Best-In-Class Drugs


1 IDENTIFY
2 ANALYZE
3 CREATE
4 GENERATE
1 PATIENTS
Pathways
Genomic Features
2 ZENTALIS DISCOVERY ENGINE
Functional Screens
• CRISPR screens
• BH3 profiling
• Genomics
Preclinical Models
• 2D
• 3D
• Organoids
• CDX
• PDX
Chemistry
• Enzymatic and allosteric inhibitors
• Heterobifunctional Degraders and Molecular Glues
• Crystallography and SBDD
Machine Learning
3
4
ZENTALIS DRUGS

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# 2023 Key Milestones

## Azenosertib (ZN-c3) Wee1 Inhibitor

| | |
|---|---|
| ✓ 1Q 2023 | Initiate enrollment in the BRAF mutant colorectal cancer BEACON regimen combination clinical trial in collaboration with Pfizer |
| ✓ 1H 2023 | Provide preclinical rationale for Cyclin E1 enrichment strategy at a scientific conference |
| 1H 2023 | Declare monotherapy RP2D and provide update on dose optimization activities, program timelines and potential paths to registration |
| 1H 2023 (updated) | Results from Phase 1b ovarian chemotherapy combination trial, including clinical translational data on Cyclin E1 amplification / overexpression |

## ZN-d5 BCL-2 Inhibitor

| | |
|---|---|
| 2H 2023 | Provide interim clinical data and declare RP2D for Phase 1/2 monotherapy trial in amyloidosis |
| 2H 2023 | Provide preliminary data from clinical trial of azenosertib + ZN-d5 in relapsed / refractory acute myeloid leukemia |

## Integrated Discovery Engine

| | |
|---|---|
| 2023 | Continue to advance the BCL-xL protein degrader program through IND enabling studies |
| 2023 | Advance ongoing research on protein degrader programs of undisclosed targets |

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55 Kimberly Blackwell, M.D. Chief Executive Officer kblackwell@zentalis.com (212) 433-3787 Melissa Epperly Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 1710 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121